FY19 Second Quarter

Genesco Inc. FY19 Q2 Earnings Summary Results and Guidance September 7, 2018

GENESCO

Safe Harbor Statement

This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and its individual businesses (including, without limitation, sales, expenses, margins and earnings) and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to estimates and projections reflected in forward-looking statements, including the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the Company's ability to complete the sale of the Lids Sports Group business on acceptable terms and the timing of any sale transaction;the imposition of tariffs on imported products or the disallowance of tax deductions on imported products; disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union, including potential effects on consumer demand, currency exchange rates, and the supply chain; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; costs associated with wage pressure associated with a full employment environment in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition in the Company's markets, including online and including competition from some of the Company's vendors in both the licensed sports and branded footwear markets; fashion trends that affect the sales or product margins of the Company's retail product offerings; weakness in shopping mall traffic and challenges to the viability of malls where the Company operates stores, related to planned closings of department stores or other factors; risks related to the potential for terrorist events, especially in malls and shopping districts;the effects of the implementation of federal tax reform on the estimated tax rate reflected in certain forward-looking statements; changes in buying patterns by significant wholesale customers; bankruptcies or deterioration in financial condition of significant wholesale customers or the inability of wholesale customers or consumers to obtain credit; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons; and the performance of athletic teams, the participants in major sporting events such as the NBA finals, Super Bowl and World Series, developments with respect to certain individual athletes, and other sports-related events or changes that may affect period-to-period comparisons in the Company's Lids Sports Group retail businesses. Additional factors that could affect the Company's prospects and cause differences from expectations include the ability to build, open, staff and support additional retail stores and to renew leases for existing stores and control occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares; variations from expected pension-related charges caused by conditions in the financial markets; costs and reputational harm as a result of disruptions in the Company's business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems;the Company's ability to execute its cost-reduction initiatives and to achieve acceptable levels of expense in a changing retail environment;and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Journeys schuh Lids Sports Group DOCKERS JOHNSTON & MURPHY

Non-GAAP Financial Measures

The Company reports consolidated financial results in accordance with generally accepted accounting principles ("GAAP"). However, to supplement these consolidated financial results the Company's presentation includes certain non-GAAP financial measures such as earnings and earnings per share. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. The Company believes that disclosure of earnings and earnings per share from continuing operations adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non-GAAP supplemental information to the comparable GAAP measures can be found in the Appendix.

Key Earnings Highlights Q2 FY19 Three Months Ended Three Months Ended August 4, 2018 July 29, 2017 GCO Net Sales Change 6% (1)% Comparable Sales 3% 0% Gross Margin % 49.2% 49.7% Selling and Admin. Expenses % 48.8% 50.0% Operating Income (Loss) % (1) GAAP 0.2% (0.3)% Non-GAAP 0.4% (0.3)% Earnings (Loss) per Diluted Share (1) GAAP $0.01 $(0.20) Non-GAAP $0.04 $(0.10) (1) See GAAP to Non-GAAP adjustments in appendix. 5

Key Earnings Highlights FY19 YTD Six Months Ended Six Months Ended August 4, 2018 July 29, 2017 GCO Net Sales Change 3% (1)% Comparable Sales 1% 0% Gross Margin % 49.5% 49.6% Selling and Admin. Expenses % 49.4% 49.6% Operating Income (Loss) % (1) GAAP 0.0% 0.1% Non-GAAP 0.2% 0.1% Earnings (Loss) per Diluted Share (1) GAAP $(0.11) $(0.15) Non-GAAP $(0.02) $(0.05) (1) See GAAP to Non-GAAP adjustments in appendix. 6

Comparable Sales Q2 FY19 Three Months Ended Aug. 4, July 29, 2018 2017 Journeys Group 10% 1% Schuh Group (7)% 3% Lids Sports Group (5)% (2)% Johnston & Murphy Group 8% (1)% Total Comparable Sales 3% 0% Same Store Sales 2% (2)% Comparable Direct Sales 7% 30% 7

Sales by Segment Q2 FY19 and FY18 Net Sales $654.0 million Net Sales $617.0 million FY19 2% FY18 2% 10% Journeys Group 11% Journeys Group Schuh Group Schuh Group 42% 47% Lids Sports Group Lids Sports Group 26% 29% Johnston & Murphy Johnston & Murphy Group Group Licensed Brands Licensed Brands 15% 16% 8

Sales by Segment YTD FY19 and FY18 Net Sales $1.299 billion Net Sales $1.260 billion FY19 3% FY18 4% 11% Journeys Group 11% Journeys Group Schuh Group Schuh Group 43% 47% Lids Sports Group Lids Sports Group 25% 28% Johnston & Murphy Johnston & Murphy Group Group Licensed Brands Licensed Brands 14% 14% 9

Adjusted Operating Income by Segment Q2 FY19 (1) $ in millions Three Months Ended Aug. 4, 2018 Three Months Ended July 29, 2017 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 7.7 $ - $ 7.7 $ (2.2) $ 0.3 $ (1.9) Schuh Group 1.1 - 1.1 4.5 - 4.5 Lids Sports Group 1.2 - 1.2 3.0 - 3.0 Johnston & Murphy Group 0.9 - 0.9 1.5 - 1.5 Licensed Brands (0.4) - (0.4) (1.0) - (1.0) Corporate and Other (9.1) 1.0 (8.0) (7.9) 0.1 (7.8) Total Operating Income (Loss) $ 1.4 $ 1.0 $ 2.4 $ (2.0) $ 0.4 $ (1.6) (1) See GAAP to Non-GAAP adjustments in appendix. 10

Adjusted Operating Income by Segment YTD FY19 (1) $ in millions Six Months Ended Aug. 4, 2018 Six Months Ended July 29, 2017 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 21.3 $ - $ 21.3 $ 5.3 $ 0.3 $ 5.6 Schuh Group (4.6) - (4.6) 3.9 - 3.9 Lids Sports Group (4.2) - (4.2) 1.3 - 1.3 Johnston & Murphy Group 5.9 - 5.9 5.4 - 5.4 Licensed Brands (0.1) - (0.1) 1.2 - 1.2 Corporate and Other (18.9) 2.6 (16.3) (16.1) 0.2 (16.0) Total Operating Income (Loss) $ (0.5) $ 2.6 $ 2.1 $ 0.8 $ 0.5 $ 1.3 (1) See GAAP to Non-GAAP adjustments in appendix. 11

Inventory/Sales Change by Segment Q2 FY19 $ in millions Aug. 4, 2018 Q2 FY19 Segment Inventory/Sales Inventory Sales Journeys Group -11% 18% Schuh Group (1) 5% -2% Lids Sports Group -14% -7% Johnston & Murphy Group 6% 6% Licensed Brands -36% 4% Total $ 607 $ 654 % Change from prior year -9% 6% (1) On a constant currency basis. 12

Retail Stores Summary Q2 FY19 May 5, Aug. 4, 2018 Open Close 2018 Journeys Group 1,221 3 9 1,215 Journeys stores (U.S.) 891 3 5 889 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 245 - 4 241 Little Burgundy 39 - - 39 Schuh Group 136 - 1 135 Lids Sports Group 1,141 5 21 1,125 Lids hat stores (U.S.) 726 1 5 722 Lids hat stores (Canada) 114 - 1 113 Locker Room stores (U.S.) 130 - 2 128 Locker Room stores (Canada) 29 - - 29 Clubhouse stores 20 - 4 16 Locker Room by Lids (Macy's) 122 4 9 117 Johnston & Murphy Group 182 - - 182 Total Stores 2,680 8 31 2,657 13

Retail Square Footage Q2 FY19 Square feet in thousands July 29, Net Aug. 4, Square Footage: 2017 Change 2018% Change Journeys Group 2,445 (56) 2,389 -2.3% Schuh Group 645 14 659 2.2% Lids Sports Group 1,405 (81) 1,324 -5.8% Johnston & Murphy Group 339 7 346 2.1% Total Square Footage 4,834 (116) 4,718 -2.4% 14

GENESCO

FY19 Outlook[1]

Note: See earnings call transcript for important details regarding changes in guidance assumptions

Non-GAAP EPS	$3.05 - $3.45 per share
Total Sales	(1)% to +1% (52 weeks TY vs. 53 LY)
Comparable Sales	+1 to +3%
FY19 Note	Shift of large volume back-to-school week out of Q3 into Q2
Gross Margin	~30 basis point improvement
SG&A Expense	40 to 60 basis points deleverage
Tax Rate	~27.5%
FX	Hurts earnings by ~($0.04)
CapEx	$60 to $65 million
Avg Shares Outstanding	19.5 million (assumes no repurchases)

(1) On a Non-GAAP basis, see GAAP to Non-GAAP adjustments in appendix

Journeys schuh Lids Sports Group DOCKERS JOHNSTON & MURPHY
15

FY19 Comparable Sales Guidance Actual Actual GuidanceGuidanceGuidance Q1 Q2 Q3 Q4 FY19 Journeys Group 6% 10% 6 - 10% 1 - 4% 5 - 7% Lids Sports Group (7)% (5)% (3) - 1% (1) - 4% (4) - (1)% Schuh Group (13)% (7)% (7) - (5)% (6) - (4)% (8) - (7)% Johnston & Murphy Group 7% 8% 4 - 5% 2 - 4% 5 - 6% Total Genesco (1)% 3% 2 - 5% 0 - 3% 1 - 3% 16

FY19 Projected Retail Store Count Actual Proj Proj Proj 2018 Open Close 2019 Journeys Group 1,220 21 28 1,213 Journeys stores (U.S.) 893 10 21 882 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 242 8 6 244 Little Burgundy 39 3 1 41 Schuh Group 134 7 5 136 Lids Sports Group 1,159 19 73 1,105 Lids hat stores (U.S.) 739 9 36 712 Lids hat stores (Canada) 114 3 7 110 Locker Room stores (U.S.) 134 1 14 121 Locker Room stores (Canada) 29 - 2 27 Clubhouse stores 21 - 5 16 Locker Room by Lids (Macy's) 122 6 9 119 Johnston & Murphy Group 181 4 - 185 Total Stores 2,694 51 106 2,639 17

FY19 Projected Capital Spending Projected FY19 CapEx$60 to $65 million 40% New Stores & Remodels 60% Omni-channel, IT, DC & Other 18

Appendix

Non-GAAP Reconciliation –Q2 FY19 Three Months Ended August 4, 2018 July 29, 2017 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings (loss) from continuing operations, as reported $ 167 $ 0.01 $ (3,875) $ (0.20) Pretax adjustments: Impairment charges $ 928 5 91 0.03 $ 58 44 - Other legal matters 614 4 29 0.02 - - - Gain on Hurricane Maria (503) (369) (0.02) - - - Acquisition transition expenses - - - 2 88 199 0.01 Total adjustments $ 1,039 6 51 0.03 $ 346 243 0.01 Tax impact for share-based awards 4 52 0.02 2,167 0.11 Other tax items (460) (0.02) (520) (0.02) Adjusted earnings (loss) from continuing operations (1) and (2) $ 810 $ 0.04 $ (1,985) $ (0.10) (1) The adjusted tax rate for the second quarter of Fiscal 2019 is 37.6% including a FIN 48 discrete item of less than $0.1 million. The adjusted tax rate for the second quarter of Fiscal 2018 is 31.9% including a FIN 48 discrete item of less than $0.1 million. (2) EPS reflects 19.4 million and 19.2 million share count for Fiscal 2019 and 2018, respectively, which includes common stock equivalents in only Fiscal 2019. 20

Non-GAAP Reconciliation –YTD FY19 Six Months Ended August 4, 2018 July 29, 2017 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings (loss) from continuing operations, as reported $ (2,141) $ (0.11) $ (2,878) $ (0.15) Pretax adjustments: Impairment charges $ 2,202 1,652 0.08 $ 177 122 - Other legal matters 992 744 0.04 - - - Gain on Hurricane Maria (603) (452) (0.02) - - - Acquisition transition expenses - - - 288 199 0.01 Total adjustments $ 2,591 1,944 0.10 $ 465 321 0.01 Tax impact for share-based awards 452 0.02 2,167 0.11 Other tax items (585) (0.03) (496) (0.02) Adjusted earnings (loss) from continuing operations (1) and (2) $ (330) $ (0.02) $ (886) $ (0.05) (1) The adjusted tax rate for the first six months of Fiscal 2019 is 618% including a FIN 48 discrete item of less than $0.1 million. The adjusted tax rate for the first six months of Fiscal 2018 is 24.7% including a FIN 48 discrete item of less than $0.1 million. (2) EPS reflects 19.3 million and 19.2 million share count for Fiscal 2019 and 2018, respectively, which includes common stock equivalents in both years. 21